The First Iberian Fund, Inc.

Annual Report
September 30, 1995

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Spanish and Portuguese companies.

100-6-115

The First Iberian Fund, Inc.

Investment objective and policies

* long-term capital appreciation through investment primarily in the equity securities of Spanish and Portuguese companies

Investment characteristics

* a closed-end investment company investing in a broad spectrum of Spanish and Portuguese companies and industries

* a vehicle for international diversification through participation in foreign stock markets

General Information

Executive offices

    The First Iberian Fund, Inc.
    345 Park Avenue
    New York, NY 10154

    Telephone:

    For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

    For account information: 1-800-426-5523

    State Street Bank and Trust Company
    P.O. Box 8200
    Boston, MA 02266-8200

Custodian

   State Street Bank and Trust Company

Legal counsel

   Dechert Price & Rhoads

Independent Accountants

   Price Waterhouse LLP

American Stock Exchange Symbol -- IBF

Contents

Letter to Shareholders                                      3
Investment Summary                                          6
Portfolio Summary                                           7
Investment Portfolio                                        8
Financial Statements                                       11
Financial Highlights                                       14
Notes to Financial Statements                              15
Report of Independent Accountants                          18
Tax Information                                            19
Shareholder Meeting Results                                20
Dividend Reinvestment Plan                                 21
Directors and Officers                                     23
Investment Manager                                 Back cover

This report is sent to the shareholders of The First Iberian Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Letter to Shareholders

Dear Shareholders:

   We are pleased to provide you with The First Iberian Fund's annual report for the fiscal year ended September 30, 1995. The Fund's net asset value increased $0.67 during the 12-month period to $9.68, resulting in a total return of 7.44%. The stock price also rose, although modestly, providing a 0.84% total return for shares listed on the American Stock Exchange. Over the same period, the Madrid index rose 10.84%, while the Portuguese index declined 4.33%.

POLITICAL AND ECONOMIC OVERVIEW

   Much of the political dialogue in Spain today revolves around the life expectancy of the ruling Socialist Party. The Socialists' popularity has been seriously eroded in the wake of a succession of corruption scandals, and they have lost the previously unqualified support of the coalition Catalan Party, which recently refused to support passage of the 1996 budget in Parliament. We believe it is unlikely that the Socialists will win the next round of general elections, expected to take place in March 1996. While this may create uncertainty over the short term, we believe the change in government ultimately will have a positive impact on the Spanish market.

   In 1995, GDP growth in Spain was driven primarily by two factors: investment and industrial production. We expect growth to stabilize at its current level of roughly 3% and decline somewhat next year due to high real interest rates, a low level of consumer confidence, and a stronger peseta, which is slowly eroding Spain's competitive advantage in the export sector. In the first half of 1995, a weaker peseta, higher commodity prices, and VAT taxes created some inflationary pressure. The inflation picture improved in recent months as these trends reversed, and we expect continued low inflation, with a more stable currency and low unit labor costs. Positive news on the inflation front together with a more favorable international rate environment have resulted in a decline in interest rates. While the country is running a slight current account surplus--the first since 1986--more rigorous structural measures are needed to cut the budget deficit further.

   In Portugal, September's general elections resulted in a Socialist Party victory by a much wider margin than anticipated. The new government differs little from its predecessors in terms of its economic and political agenda and has made it clear that cutting the budget deficit is its first priority. The inflation picture remains positive, with a year-end target range of 3.5% to 4.5% looking achievable. The currency has benefited from good economic fundamentals, seasonal factors like strong tourism, and low inflation. Interest rates have fallen, and a budget deficit target of 4% has been set for 1996.

MARKET ENVIRONMENT

   Spanish stocks hit a low point in March of this year. Since then, the market has performed very well, reflecting some of the trends already discussed: improving inflation, lower interest rates, a stronger peseta, and what appears to be the beginning of the end of the Socialist Party. Being a peripheral European economy, Spain is highly sensitive to the U.S. dollar, and a stronger dollar in recent months also has helped Spain's stock market.

   Though the Portuguese market held up well earlier this year in an uncertain international environment, the trend in recent months has been a lifeless one with few investors willing to commit. Volume has been thin, with poor results from the banking sector and political uncertainty prior to the elections contributing to the unease. Even falling interest rates in Portugal (and indeed in much of Europe) and a stronger dollar did little to prevent the market from declining. On a more positive note, several important privatizations resulted in a 25% increase in market capitalization this year, serving to boost liquidity and offering investors additional investment opportunities. Given the positive economic and political backdrop in Portugal, we expect the market to rally over the next few months.

PORTFOLIO STRATEGY

   The portfolio is heavily weighted in banks and utilities due to the Spanish market's high sensitivity to interest rates. We have a positive view overall on the banking sector in Spain with a focus on companies such as Banco Popular and Banco Bilbao Vizcaya. These banks are well positioned in the domestic market with strong retail networks. The sector is benefiting as a whole from stronger loan growth and better performance in the bond market, while the number of non-performing loans continues to decline. However, we have slowly reduced our weighting in Banco Santander. Though the bank is a financial powerhouse with a sound strategy, we are concerned about the quality of recent earnings. Our portfolio holdings in the financial sector, which represented 28% of assets at the end of September, also includes Corporation Mapfre and Mapfre Vida, positioned in the fast-growing insurance industry, where penetration rates are among the lowest in Europe.

   The utility sector performed very well during the year, propelled by positive news on the regulatory front and a strong bond market. Despite having significant utility holdings (21% at the end of the period), we remain underweighted versus the Spanish market due to concerns about a revision in the tariff system, which may not work in favor of the utilities. We are positioned in two of the best-performing stocks in the sector: Gas Natural, the monopoly supplier and distributor of natural gas in Spain; and Aguas de Barcelona, a leading company in water treatment and waste management with a fast-growing international franchise.

   We are overweighted in the food retail sector, which we view as a defensive place to be in an uncertain investment environment. Pryca is a leader in hypermarkets (a cross between a supermarket and a Wal-Mart), with 45 stores now in operation and a 25% market share. The hypermarket sector is far from saturation in Spain. With earnings growth of over 20%, Pryca is expected to open four stores annually over the next three years. Continente is Spain's second largest hypermarket in terms of sales after Pryca and operates 32 stores. The company's strategy is to position itself as a strong discounter with a clearly differentiated image. Cortefiel, a high-quality and innovative clothing retailer, has lagged the sector due to a very patchy consumer recovery. However, comparable store sales have turned positive, and its cost base continues to fall. These factors are beginning to translate into share price performance.

   The construction sector, where we have a neutral weighting (9% of portfolio holdings), has been volatile over the course of the year in response to potential cuts in government spending on infrastructure. Though the Fund has small positions in several high-quality contractors, our focus has been on the area of residential housing, where demand has been strong. For example, we are positioned in Uralita, Spain's largest manufacturer and distributor of building materials. We plan to maintain a neutral weighting in the construction sector until the political picture becomes clearer.

   The Fund continues to hold approximately 20% weighting in Portugal, with a focus on the distribution and cement sectors. Jeronimo Martins is a high-quality food conglomerate that has forged important strategic links with multinational partners. The company has successfully expanded by acquisition and is a long-standing favorite with international investors. Uniao produces four of the five top brands of beer in Portugal, with flagship 'Super Bock' in the lead. Uniao dominates 60% of the market and generates strong cash flow. We are positioned in the cement sector through Semapa, a company with strong earnings growth, a high dividend yield, and excellent management. Over the course of the year, we reduced our weighting in the banking sector, where competition is fierce and interest margins under pressure.

   Looking ahead, we are optimistic about market prospects for Spain and Portugal, where economic fundamentals are good and positive political change appears to be underway. We believe the portfolio is well positioned to take advantage of the opportunities arising from Spain and Portugal's improving economic and political fortunes.

DIVIDEND REINVESTMENT PLAN

   We are pleased to advise you of an optional plan for the automatic reinvestment of your dividends and capital gain distributions in shares of the Fund. We recommend that you consider enrolling in the Dividend Reinvestment Plan (the "Plan") to build your investment. For more information on the Plan please call 1-800-426-5523. The Plan's features are more fully described on page 21.

ANNUAL MEETING ELECTION RESULTS

   At the July 12, 1995, Annual Meeting, the shareholders elected two directors, which appeared in your proxy statement. The selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending September 30, 1995, was ratified. Shareholders also approved the continuance of the investment management agreement between the Fund and Scudder, Stevens & Clark, Inc. Please see the table entitled "Shareholder Meeting Results" on page 20 for more information.

OTHER INFORMATION

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the Fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "other offshore funds" below the Scudder, Stevens & Clark, Inc. banner.

   We are pleased that you are an investor in The First Iberian Fund, Inc. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.

Respectfully

/s/Nicholas Bratt              /s/Juris Padegs

Nicholas Bratt                 Juris Padegs

President                      Chairman of the Board

The First Iberian Fund, Inc.
Investment Summary as of September 30, 1995
-----------------------------------------------------------------
Historical Information Life of Fund
-----------------------------------------------------------------
                                   Total Return (%)
                  -----------------------------------------------
                       Market Value          Net Asset Value (a)
                  ---------------------     ---------------------
                                Average                   Average
                   Cumulative    Annual      Cumulative    Annual
                  ---------------------     ---------------------
Current Quarter        1.68         --           .52          --
One Year                .84        .84          7.44        7.44
Three Year            28.52       8.72         41.41       12.24
Five Year             30.67       5.50         35.41        6.25
Life of Fund*         -2.68       -.36         33.94        3.99



-----------------------------------------------------------------
Per Share Information and Returns (a)
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30
---------------------------------

                       1988*    1989    1990    1991    1992    1993    1994    1995
                     -----------------------------------------------------------------
Net Asset Value...   $ 8.75   $10.78  $ 8.80  $ 9.31  $ 7.27  $ 8.24  $ 9.01   $9.68
Income Dividends..   $   --   $  .25  $  .12  $  .20  $  .15  $  .18  $   --   $  --
Capital Gains
Distributions.....   $   --   $   --  $  .13  $  .82  $   --  $  .22  $   --   $  --
Total Return (%)..    -5.91    26.87  -17.13   20.35  -20.43   20.38    9.35    7.44


(a) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

*   The Fund commenced operations on April 20, 1988.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

The First Iberian Fund, Inc.
Portfolio Summary as of September 30, 1995
---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------

Spain                    82%
Portugal                 18%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------
Sector breakdown of the Fund's equity securities

Financial               28%
Utilities               21%
Construction             9%
Communications           8%
Consumer Staples         8%
Energy                   7%
Manufacturing            6%
Consumer Discretionary   6%
Service Industries       3%
Other                    4%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------
 1. BANCO POPULAR ESPANOL
        Retail bank
 2. BANCO BILBAO VIZCAYA, S.A.
        Leading financial group
 3. REPSOL, S.A.
        Integrated oil, gas, and chemicals company
 4. BANCO SANTANDER, S.A.
        Leading international and domestic bank
 5. COMPANIA TELEFONICA NACIONAL DE ESPANA, S.A.
        Telecommunication services
 6. HIDROELECTRICA DEL CANTABRICO, S.A.
        Electric utility
 7. EMPRESA NACIONAL DE ELECTRICIDAD, S.A.
        Electric utility
 8. GAS NATURAL SDG, S.A.
        Distributor of natural and manufactured gas
 9. PORTUGAL TELECOM S.A.
        Telecommunication services
10. GENERAL DE AGUAS DE BARCELONA, S.A.
        Drinking water supplier


The First Iberian Fund, Inc.
Investment Portfolio as of September 30, 1995
=====================================================================================================
                                                                                            Market
                              Shares                                                       Value ($)
-----------------------------------------------------------------------------------------------------
COMMON STOCKS 100.0%

PORTUGAL 18.1%

CONSUMER DISCRETIONARY 1.7%

  Specialty Retail            45,000    Sonae Investimentos, S.A. .......................   1,053,140
                                                                                           ----------

CONSUMER STAPLES 3.6%

  Alcohol & Tobacco 1.6%      60,000    Uniao Cervejaria, S.A. ..........................     968,929
                                                                                           ----------

  Food & Beverage 2.0%        25,000    Jeronimo Martins.................................   1,251,834
                                                                                           ----------

COMMUNICATIONS 3.5%

  Telephone/Communications   110,300    Portugal Telecom S.A. (b) .......................   2,110,688
                                                                                           ----------

FINANCIAL 1.6%

  Banks                       75,839    Banco Comercial Portugues .......................   1,007,782
                                                                                           ----------

MEDIA 0.7%

  Broadcasting &
  Entertainment               80,000    TVI Televisao Independente (b)...................     437,392
                                                                                           ----------

MANUFACTURING 1.7%
  Containers & Paper 1.0%     25,000    Sociedade Portuguesa de Celulose, S.A. (b).......     595,079
                                                                                           ----------

  Electrical Products 0.7%    50,000    Empresa Fabril de Maquinas Electricas, S.A. .....     440,725
                                                                                           ----------

CONSTRUCTION 5.3%

  Building Materials 3.9%     80,000    Corticeira Amorim, S.P.G.S. .....................     906,788
                             162,500    Semapa Cement S.A. (b)...........................   1,468,112
                                                                                           ----------
                                                                                            2,374,900
                                                                                           ----------

  Miscellaneous 1.4%          60,000    Soares da Costa .................................     876,117
                                                                                           ----------

SPAIN 81.9%

CONSUMER DISCRETIONARY 4.5%

  Apparel & Shoes 2.4%        52,000    Cortefiel, S.A. .................................   1,501,699
                                                                                           ----------
  Department & Chain
   Stores 2.1%                63,500    Centros Comerciales (PRYCA) .....................   1,266,199
                                                                                           ----------

CONSUMER STAPLES 4.6%

  Food & Beverage             74,000    Centros Continente ..............................   1,774,875

                              74,000    Viscofan Envolturas Celulosicas S.A. ............   1,038,586
                                                                                           ----------
                                                                                            2,813,461
                                                                                           ----------

The accompanying notes are an integral part of the financial statements.

======================================================================================================
                                                                                             Market
                              Shares                                                        Value ($)
------------------------------------------------------------------------------------------------------
COMMUNICATIONS 4.9%

  Telephone/Communications   219,500   Compania Telefonica Nacional de Espana S.A. .......   3,018,524
                                                                                            ----------

FINANCIAL 26.1%

  Banks 21.3%                125,500   Banco Bilbao Vizcaya, S.A. ........................   3,857,790
                              17,000   Banco Intercontinental Espanol S.A. ...............   1,481,071
                              29,250   Banco Popular Espanol .............................   4,547,686
                              77,625   Banco Santander, S.A. .............................   3,252,690
                                                                                            ----------
                                                                                            13,139,237
                                                                                            ----------

  Insurance 4.8%              35,067   Corporacion Mapfre S.A. ...........................   1,809,800
                              20,891   Mapfre Vida Seguros................................   1,128,878
                                                                                            ----------
                                                                                             2,938,678
                                                                                            ----------

SERVICE INDUSTRIES 2.6%

  Miscellaneous Commercial
   Services                   62,000   Prosegur, Cia de Seguridad S.A. ...................   1,589,872
                                                                                            ----------

DURABLES 0.6%

  Automobiles                 13,394   Fabrica Automoviles Renault de Espana (b) .........     400,888
                                                                                            ----------

MANUFACTURING 4.8%

  Machinery/Components/
     Controls 2.6%             1,420   Zardoya Otis S.A. (New) (c) .......................     134,086
                              14,200   Zardoya Otis S.A. .................................   1,469,164
                                                                                            ----------
                                                                                             1,603,250
                                                                                            ----------

  Steel & Metals 2.2%         11,800   Acerinox, S.A. ....................................   1,345,899
                                                                                            ----------

ENERGY 7.0%

  Oil Companies               15,000   Espanola de Carburos Metalicos, S.A. ..............     629,752
                             117,100   Repsol, S.A. ......................................   3,680,096
                                                                                            ----------
                                                                                             4,309,848
                                                                                            ----------

CONSTRUCTION 3.6%

  Building Materials 2.1%      5,684   Fomento de Obras y Construcciones .................     477,728
                              73,000   Uralita, S.A. (b)..................................     776,533
                                                                                            ----------
                                                                                             1,254,261
                                                                                            ----------

  Miscellaneous 1.5%           7,800   Cubiertas y M.Z.O.V. ..............................     495,308
                              36,000   Gines Navarro Construcciones, S.A. ................     445,559
                                                                                            ----------
                                                                                               940,867
                                                                                            ----------

The accompanying notes are an integral part of the financial statements.


The First Iberian Fund, Inc.
Investment Portfolio as of September 30, 1995
=====================================================================================================
                                                                                            Market
                              Shares                                                       Value ($)
-----------------------------------------------------------------------------------------------------
TRANSPORTATION 2.2%

  Miscellaneous              114,050    Autopistas del Mare Nostrum..................       1,365,426
                                                                                           ----------

UTILITIES 21.0%

  Electric Utilities 13.9%   161,000    Cia Sevillana de Electricidad (b)............       1,044,507
                              50,750    Empresa Nacional de Electricidad S.A. .......       2,602,775
                             180,000    Fuerzas Electricas de Cataluna, S.A., "A" ...       1,097,880
                              20,000    Gas y Electricidad, S.A. ....................       1,003,074
                              92,000    Hidroelectrica del Cantabrico ...............       2,790,811
                                                                                           ----------
                                                                                            8,539,047
                                                                                           ----------
  Natural Gas
   Distribution 4.1%          20,000    Gas Natural SDG, S.A. .......................       2,519,010
                                                                                           ----------

  Water Supply 3.0%           68,989    General de Aguas de Barcelona, S.A. .........       1,883,497
                                                                                           ----------
                                        TOTAL COMMON STOCKS (Cost $52,638,660).......      61,546,249
                                                                                           ----------
-----------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENT PORTFOLIO - 100.0%
                                          (Cost $52,638,660) (a).....................      61,546,249
                                                                                           ==========

(a)   The cost for federal income tax purposes was $52,844,418. At
      September 30, 1995, net unrealized appreciation for all securities based on tax cost was $8,701,831. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,316,481 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,614,650.

(b)   Non-income producing security.

(c) Security valued in good faith by the valuation committee of the Board of Directors. The cost of this security at September 30, 1995 was $143,395 (Note A).


The accompanying notes are an integral part of the financial statements.


The First Iberian Fund, Inc.
Financial Statements
==============================================================================================================
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995
--------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at market (identified cost $52,638,660) (Note A) ...............                    $  61,546,249
Foreign currency holdings, at market (identified cost $806,859) (Note A).....                          832,376
Receivables:
        Investments sold ....................................................                        1,415,465
        Dividends and interest...............................................                           21,433
        Foreign taxes recoverable............................................                          154,301
                                                                                                 -------------
                Total assets.................................................                       63,969,824

LIABILITIES
Payables:
        Investments purchased................................................   $     707,873
        Accrued management fee (Note C)......................................          52,709
        Accrued administrator fee (Note C) ..................................          10,542
        Other accrued expenses (Note C) .....................................         157,125
                                                                                -------------
                Total liabilities ...........................................                          928,249
                                                                                                 -------------
Net assets, at market value..................................................                    $  63,041,575
                                                                                                 =============
NET ASSETS
Net assets consist of:
        Undistributed net investment income..................................                    $     406,756
        Accumulated net realized loss .......................................                       (5,529,227)
        Net unrealized appreciation on:
                Investments .................................................                        8,907,589
                Foreign currency related transactions .......................                           55,223
        Common stock.................................................                           65,112
        Additional paid-in capital...................................                       59,136,122
                                                                                                 -------------
Net assets, at market value..................................................                    $  63,041,575
                                                                                                 =============
NET ASSET VALUE per share ($63,041,575 -:- 6,511,154 shares of common stock
   issued and outstanding, $.01 par value, 200,000,000 shares authorized)....                            $9.68
                                                                                                         =====

    The accompanying notes are an integral part of the financial statements.

The First Iberian Fund, Inc.
Financial Statements (continued)
==============================================================================================================
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1995
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Dividends (net of withholding taxes of $283,308) .......................                   $   1,596,708
      Interest................................................................                          31,588
                                                                                                 -------------
                                                                                                     1,628,296

   Expenses:
      Management fee (Note C).................................................  $     604,110
      Administrator's fee (Note C)............................................        120,821
      Directors' fees and expenses (Note C) ..................................         90,551
      Custodian fees .........................................................        160,817
      Auditing ...............................................................         64,225
      Reports to shareholders ................................................         55,994
      Services to shareholders................................................         25,870
      Legal...................................................................          5,330
      Other...................................................................         72,910       1,200,628
                                                                                -------------   -------------
   Net investment income .....................................................                        427,668
                                                                                                -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized gain (loss) from:
      Investments ............................................................       (644,378)
      Foreign currency related transactions...................................        220,905        (423,473)
                                                                                -------------
   Net unrealized appreciation during the period on:
      Investments ............................................................      4,364,011
      Foreign currency related transactions...................................         34,719       4,398,730
                                                                                -------------   -------------
   Net gain on investment transactions........................................                      3,975,257
                                                                                                -------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                  $   4,402,925
                                                                                                =============


The accompanying notes are an integral part of the financial statements.

=========================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------

                                                                             YEARS ENDED SEPTEMBER 30,
                                                                     ------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                              1995           1994
---------------------------------------------------------------------------------------------------------
Operations:
  Net investment income..........................................           $  427,668     $   450,741
  Net realized gain (loss) from investment transactions..........             (423,473)      4,290,136
  Net unrealized appreciation on investment transactions
    during the period............................................            4,398,730         274,418
                                                                            ----------     -----------
Net increase in net assets resulting from operations.............            4,402,925       5,015,295
                                                                            ----------     -----------
INCREASE IN NET ASSETS...........................................            4,402,925       5,015,295
Net assets at beginning of period................................           58,638,650      53,623,355
                                                                            ----------     -----------
NET ASSETS AT END OF PERIOD (including undistributed net
    investment income of $406,756 and accumulated net investment loss of $92,587 at September 30, 1995 and September 30, 1994,
    respectively) ................................................          $63,041,575    $58,638,650
                                                                            ===========    ===========



The accompanying notes are an integral part of the financial statements.


The First Iberian Fund, Inc.
Financial Highlights
=================================================================================================================================
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (A) AND OTHER PERFORMANCE INFORMATION
DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
---------------------------------------------------------------------------------------------------------------------------------


                                                                                 YEARS ENDED SEPTEMBER 30,
                                                      ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                         1995            1994            1993            1992(c)         1991
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..............    $ 9.01          $ 8.24          $ 7.27           $ 9.31         $ 8.80
                                                       ------          ------          ------           ------         ------
  Net investment income ...........................       .07             .07             .22              .27            .27
  Net realized and unrealized gain (loss)
     on investment transactions....................       .60             .70            1.15            (2.16)          1.26
                                                       ------          ------          ------           ------         ------

Total from investment operations...................       .67             .77            1.37            (1.89)          1.53
                                                       ------          ------          ------           ------         ------
  Less distributions from:
    Net investment income..........................         -               -            (.18)            (.15)          (.20)
    Net realized gains on investment
      transactions.................................         -               -            (.22)               -           (.82)
                                                       ------          ------          ------           ------        -------
Total distributions................................         -               -            (.40)            (.15)         (1.02)
                                                       ------          ------          ------           ------         ------
Net asset value, end of period.....................    $ 9.68          $ 9.01          $ 8.24           $ 7.27         $ 9.31
                                                       ======          ======          ======           ======         ======
Market value, end of period........................    $ 7.56          $ 7.50          $ 7.75           $ 6.25         $ 8.00
                                                       ======          ======          ======           ======         ======
TOTAL INVESTMENT RETURN
    Per share market value (%) ....................       .84           (3.23)          31.69           (20.40)         27.73
    Per share net asset value (%) (b) .............      7.44            9.35           20.38           (20.43)         20.35
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period ($ millions).........        63              59              54               47             61
    Ratio of operating expenses (excluding
      interest) to average net assets (%)..........      1.99            2.02            2.31             2.45           2.30
    Ratio of net investment income to
      average net assets (%) ......................       .71             .77            2.87             3.05           2.96
    Portfolio turnover rate (%)....................        43              31              29               32             23

(a)   Based on monthly average of shares outstanding during the period.

(b)   Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

(c)   Scudder, Stevens & Clark, Inc. became investment adviser of the Fund on April 1, 1992.


The First Iberian Fund, Inc.
Notes to Financial Statements
================================================================================
A. SIGNIFICANT ACCOUNTING POLICIES
   -------------------------------
The First Iberian Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non#diversified, closed#end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over#the#counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer#supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short#term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. The security valued in good faith by the Valuation Committee of the Board of Directors amounted to $134,086 (.21% of net assets) and has been noted in the investment portfolio as of September 30, 1995.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

                (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

                (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no U.S. federal income taxes, and no federal income tax provision was required. Withholding taxes on foreign interest and dividends

The First Iberian Fund, Inc.
Notes to Financial Statements (continued)
================================================================================

have been provided for in accordance with Spanish and Portuguese tax rates.

At September 30, 1995, the Fund had a net tax basis capital loss carryforward of approximately $5,071,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2000 ($2,601,000), September 30, 2001 ($2,021,000), September
30, 2002 ($411,000), September 30, 2003 ($38,000),the respective expiration dates, whichever occurs first.

In addition, from November 1, 1994 through September 30, 1995, the Fund incurred approximately $253,000 of net realized losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and therefore, will be distributed to shareholders, annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences relate primarily to the deferral of certain losses for tax purposes. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


OTHER. Investment security transactions are accounted for on a trade#date basis. Dividend income and distributions to shareholders are recorded on the ex#dividend date. Interest income is recorded on the accrual basis.

B. PURCHASES AND SALES OF SECURITIES
   ---------------------------------
For the year ended September 30, 1995, purchases and sales of investment securities (excluding short#term investments) aggregated $25,534,016 and $25,071,089, respectively.

C. RELATED PARTIES
   ---------------
Under the Investment Management Agreement with Scudder, Stevens & Clark, Inc. ("Scudder"), the Fund has agreed to pay Scudder a fee equal to an annual rate of 1% of the Fund's average weekly net assets, computed weekly and payable monthly. For the year ended September 30, 1995, the fee pursuant to such agreement amounted to $604,110 of which $52,709 is unpaid at September 30, 1995.

Under the Administration Agreement with Scudder, the administration fee is computed weekly and payable monthly at the annual rate of .20% of the Fund's average weekly net assets. For the year ended September 30, 1995, the fee pursuant to such agreement amounted to $120,821 of which $10,542 is unpaid at September 30, 1995.

Pursuant to both agreements, the investment manager provides continuous supervision of the investment portfolio and the administrator pays the costs of compensation of certain officers of the Fund and provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The Fund pays each Director not affiliated with the Manager, $7,500 annually, plus specified amounts for attended board and committee meetings. Effective April 1, 1995, the retainer fee was reduced to $6,000. For the year ended September 30, 1995, Directors' fees and expenses aggregated $90,551, of which $12,787 is unpaid at September 30, 1995.

=========================================================================================================================
D. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) (000 OMITTED)
   ---------------------------------------------------------
                                                                                                       NET INCREASE
                                                                                                        (DECREASE)
                                                                             NET GAIN (LOSS)           IN NET ASSETS
QUARTER                   INVESTMENT                NET INVESTMENT            ON INVESTMENT              RESULTING
ENDED                       INCOME                      INCOME                TRANSACTIONS            FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
                                     PER                        PER                         PER                     PER
FISCAL 1995             TOTAL*      SHARE*         TOTAL       SHARE           TOTAL       SHARE        TOTAL      SHARE
-----------             ------      ------         -----       -----           -----       -----        -----      -----
December 31, 1994      $  283      $  .04         $  (22)     $  .00          $(1,636)    $ (.25)     $(1,658)    $ (.25)
March 31, 1995            358         .06             59         .01           (1,238)      (.20)      (1,179)      (.19)
June 30, 1995             473         .07            222         .03            7,212       1.11        7,434       1.14
September 30, 1995        514         .08            169         .03             (363)      (.06)        (194)      (.03)
                       ------      ------         ------      ------          -------     ------      -------     ------
Totals                 $1,628      $  .25         $  428      $  .07          $ 3,975     $  .60      $ 4,403     $  .67
                       ------      ------         ------      ------          -------     ------      -------     ------
                       ------      ------         ------      ------          -------     ------      -------     ------
                                     PER                        PER                        PER                      PER
FISCAL 1994             TOTAL*      SHARE*         TOTAL       SHARE           TOTAL       SHARE        TOTAL      SHARE
-----------             ------      ------         -----       -----           -----       -----        -----      -----
December 31, 1993      $  359      $  .06         $   69      $  .01          $ 3,282     $  .50      $ 3,351     $  .51
March 31, 1994            381         .05             31         .01            3,867        .59        3,898        .60
June 30, 1994             460         .07            184         .03           (4,726)      (.72)      (4,542)      (.69)
September 30, 1994        438         .07            167         .02            2,141        .33        2,308        .35
                      -------      ------         ------      ------          -------     ------      -------     ------
Totals                 $1,638      $  .25         $  451      $  .07          $ 4,564     $  .70      $ 5,015     $  .77
                      -------      ------         ------      ------          -------     ------      -------     ------
                      -------      ------         ------      ------          -------     ------      -------     ------


* Net of foreign taxes withheld


The First Iberian Fund, Inc.
Report of Independent Accountants
================================================================================
TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF THE FIRST IBERIAN FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Iberian Fund, Inc. (the "Fund") at September 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers, and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts,
November 9, 1995

The First Iberian Fund, Inc.
Tax Information
================================================================================
Pursuant to section 853 of the Internal Revenue Code, the Fund designates $283,308 ($.04 per share) as foreign taxes paid and $763,864 ($.117 per share) as foreign source income for the year ended September 30, 1995.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

Shareholder Meeting Results

The Annual Meeting of Shareholders of The First Iberian Fund, Inc. was held on Wednesday, July 12, 1995, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue, New York, New York. The three matters voted upon by Shareholders and the resulting votes for each matter are presented below.


1. The election of two Directors to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

        Director:                                  Number of Votes:

                                       For                     Withheld              Broker Non-Votes*

        Daniel Pierce               4,025,166                  218,881                      900

        Richard M. Hunt             4,027,696                  216,351                      900



2. Ratification or rejection of the action taken by the Board of Directors in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending September 30, 1995.


                                Number of Votes:

            For                      Against                   Abstain               Broker Non-Votes*

         4,199,134                   24,958                     20,855                       0



3.      Approval or disapproval of the continuance of the Investment Management Agreement between the Fund and Scudder, Stevens & Clark, Inc.


                                Number of Votes:

            For                      Against                   Abstain               Broker Non-Votes*

         4,083,569                   114,066                    47,311                       1


-------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Dividend Reinvestment Plan

The Plan

   The Dividend Reinvestment Plan offers shareholders in The First Iberian Fund, Inc. a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will declare semiannual dividends out of net investment income and also expects to distribute, at least annually, its net realized capital gains.

   State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan.

Participation in the Plan

   If you wish to enroll in the Plan, contact the Plan Agent at the address or telephone number listed on page 22. The Plan Agent will send you a brochure that contains the Terms and Conditions of the Plan, as well as an authorization form.

   If you own shares in your own name, you can participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should instruct your nominee to participate on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or other nominee is unable to participate on your behalf, you should request it to re-register your shares in your own name, which will enable your participation in the Plan.

   Your participation in the Plan will begin with the next dividend or capital gain distribution payable after State Street Bank and Trust Company receives your authorization, provided it is received prior to the record date. Should your authorization arrive after the record date, your participation in the Plan will begin with the following dividend or distribution.

   The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee. Nominees should provide to the Plan Agent a listing of participating beneficial owners.

How the Plan Works

   If you choose to participate in the Plan, your dividends and capital gain distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund, and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price. If the market price is lower than the net asset value, or if dividends or capital gains distributions are payable only in cash, then you will receive shares purchased on the American Stock Exchange or otherwise on the open market. If the market price exceeds net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed net asset value resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places.

No Service Fee To Reinvest

   There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the American Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

   Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

Tax Implications

   You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Amendment or Termination

   Either The First Iberian Fund, Inc. or State Street Bank and Trust Company may amend or terminate the Plan. Participants will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or capital gain distribution by the Fund.

   You may withdraw from the Plan at any time by written notice to State Street Bank and Trust Company.

   If you withdraw, you will receive without charge stock certificates issued in your name for all full shares; or, if you wish, State Street Bank and Trust Company will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. State Street Bank and Trust Company will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

Participant Benefits

* You will build holdings in the Fund easily and automatically, either at no brokerage cost or at reduced costs.

* You will receive a detailed account statement from State Street Bank and Trust Company, your Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You will receive a proxy for the shares purchased for you by the Plan Agent according to the Plan.

* As long as you participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in noncertificated form; however, you may request that a certificate representing your reinvested shares be issued to you. This convenience provides added protection against loss, theft, or inadvertent destruction of certificates.

Plan Agent Address and Telephone Number

   If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to:

State Street Bank and Trust Company
P.O. Box 8209
Boston, MA 02266-8209
1-800-426-5523

If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to see if your nominee will participate in the Plan on your behalf.

Directors and Officers

JURIS PADEGS*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President and Director

RICHARD HUNT
    Director

JOSE PEDRO PEREZ LLORCA
    Director

ROGERIO C.S. MARTINS
    Director

DR. WILSON NOLEN
    Director

DANIEL PIERCE*
    Director

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

PAMELA A. McGRATH*
    Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

CAROL L. FRANKLIN*
    Vice President

JOAN GREGORY*
    Vice President

JERARD K. HARTMAN*
    Vice President

THOMAS F. McDONOUGH*
    Secretary

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

COLEEN DOWNS DINNEEN*
    Assistant Secretary


* Scudder, Stevens & Clark, Inc.

Investment Manager

   The investment manager of The First Iberian Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and in Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

     In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies that invest in foreign securities and are traded on the New York Stock Exchange: The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Latin America Dollar Income Fund, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., and Scudder World Income Opportunities Fund, Inc.